Translating New Immune Pathways into Meaningful Medicines NASDAQ: LIFE Exhibit 99.1 Corporate Presentation March 2019

Forward-Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements we make regarding the potential therapeutic benefits of proteins derived from tRNA synthetase genes and our product candidates, including ATYR1923 and any other product candidates, the ability to successfully advance our product candidates, the timing within which we expect to initiate, receive and report data from, and complete our planned clinical trials, our ability to receive regulatory approvals for, and commercialize, our product candidates, our ability to identify and discover additional product candidates, and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and in our other filings. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name. All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Accelerating Value Creation from Novel Biology Platform of New Biology: Discovery pipeline of novel therapeutic candidates based on proprietary knowledge of extracellular functions of tRNA synthetases (~300 protein compositions patented) Lead Product Candidate: ATYR1923 Engineered, long acting, protein therapeutic, derived from the HARS gene, for the treatment of pulmonary sarcoidosis and other interstitial lung diseases Clinical Milestones: Initiated P1b/2a Trial – 4Q 2018 Interim Results – 4Q 2019 Final Results – mid-2020(2) Financials: Cash, cash equivalents and investments at $56.0m as of 9/30/2018 aTyr estimates for inflammatory ILD: Pulmonary Sarcoidosis, CHP, CTD-ILD; excludes IPF Dependent on patient enrollment $2-3b(1) global opportunity

Development Pipeline Program Discovery Preclinical Phase 1 Phase 2 Phase 3 Pulmonary Sarcoidosis Connective Tissue Disease ILD (CTD-ILD) Chronic Hypersensitivity Pneumonitis (CHP) Up to 4 tRNA Synthetases ATYR1923 Undisclosed CSL Behring Collaboration UNMC Collaboration

Novel tRNA Synthetase Domains Secreted Extracellularly with Non-Catalytic Functions Cell Circulation / Tissue Intracellularly full-length HARS catalyzes protein synthesis by transporting amino acid (histidine) to tRNA HARS and splice variants secreted extracellularly to regulate immune activity in circulation and tissue Macrophages Dendritic cells T cells Neutrophils iMod Polypeptide chain mRNA tRNA Amino acid HARS Nucleus

Extracellular tRNA Synthetase Biology Associated with Disease in Multiple Tissues tRNA Synthetase Gene Families AARS CARS DARS EPRS FARS FARSB GARS HARS IARS KARS LARS MARS NARS QARS RARS SARS TARS VARS WARS YARS Drug: ATYR1923 Function: Immuno-modulatory Disease: Interstitial Lung Disease Known disease connections: Cancer Autoimmune disease Liver disorders Inflammatory disorders Neurological disorders Mitochondrial disorders aTyr patents cover >300 protein compositions CSL Behring Collaboration: Potential new drug candidates from up to 4 tRNA synthetase families Pipeline opportunities aTyr’s current R&D focus

Interstitial Lung Diseases Share Persistent Immune Engagement Fibrosis Pulmonary Sarcoidosis Connective Tissue Disease – ILD (CTD-ILD) Chronic Hypersensitivity Pneumonitis (CHP) Idiopathic Pulmonary Fibrosis (IPF) Inflammation Slide adapted from Dr. Steven Nathan, Medical Director, Advanced Lung Disease and Transplant Program at Inova Fairfax Hospital, Falls Church, VA

High Unmet Need in Interstitial Lung Disease

Pulmonary Sarcoidosis

- Systemic inflammatory disorder characterized by non-caseating granulomas (CD4+ T cell driven)
- US prevalence: ~200k
- ~30% of patients have chronic progressive disease, unresponsive to steroid treatment
- Current SOC: steroids - cytotoxic agents - TNF inhibitors (as disease progresses)

Chronic Hypersensitivity Pneumonitis (CHP)

- Exaggerated immune response to environmental antigen
- US prevalence: ~60k
- 5-year mortality: ~20%
- No effective therapeutic options

Connective Tissue Disease-ILD (CTD-ILD)

- Common manifestation in CTD: Clinically relevant ILD in 10% of Rheumatoid Arthritis and >50% of Scleroderma patients
- US prevalence: ~150k
- 5-year mortality: ~20%
- Current SOC: Mycophenolate mofetil or cyclophosphamide for Ssc-ILD; no SOC for RA-ILD

Idiopathic Pulmonary Fibrosis (IPF)

- Irreversible, progressive fibrotic disease of unknown cause
- US prevalence: ~135k
- 5-year mortality: 60-80%
- Current SOC: Nintedanib or pirfenidone (>$2b combined 2017 sales)

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Pre-Clinical Translational Estate Supports Clinical Development in ILD

Bleomycin-Induced Lung Injury (Mouse)	• ATYR1923 vs. pirfenidone(1) • ATYR1923 reduced fibrosis and inflammation • Presented at ATS, May 2017
Bleomycin-Induced Lung Injury (Rat)	• ATYR1923 vs. nintedanib(2) • ATYR1923 returned lung function to normal and reduced fibrosis and inflammation • Presented at ATS, May 2018
Sclerodermatous chronic-graft vs host disease (Mouse)	• ATYR1923 vs. nintedanib(2) • ATYR1923 reduced lung and skin fibrosis • Presented at Scleroderma Foundation Patient Conference, July 2018

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(1) 2017 annual sales of Esbriet® (pirfenidone) ~869M CHF, 13% increase YoY
(2) 2017 annual sales of Ofev® (nintedanib) ~920M Euros, 52.3% increase YoY

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ATYR1923 For the Treatment of Pulmonary Sarcoidosis

Sarcoidosis: The Most Common Form of Interstitial Lung Disease (1) aTyr estimates for inflammatory ILD: Pulmonary Sarcoidosis, CHP, CTD-ILD; excludes IPF 30% with chronic progressive disease despite currently available treatment 50% require systemic therapy About 200,000 patients in United States $2-3b(1) Global Opportunity

First-in-Patient Population: Pulmonary Sarcoidosis

- Systemic inflammatory disorder characterized by the formation of granulomas (clumps of inflammatory cells) in one or more organs of the body
- CD4+ (Th1 / Th17) T-cell driven
- Usually begins in the lungs, skin or lymph nodes
- Sarcoidosis in the lungs is called pulmonary sarcoidosis and occurs in ~90% of patients

Unmet needs[(1)]:

- Better understanding of pathogenesis
- Prognostic stratification and targeted management
- Better therapies, with quicker onset of action and less toxicity


Monocytes
Th0 cell
Chemokines
IL-12, IL-18
IFN-γ
CD4
HLA Class II
Ag peptide
TCR
Activated Ag presenting cell
CD4+ Th1 cell
IL-2
Proliferation/activation
TNF
Granuloma
Alveolitis
CCF ©2010

Baughman RP, Culver DA, Judson MA. AM J Respir Crit Care Med 2011

(1) Dr. Dan Culver, Cleveland Clinic

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ATYR1923: Novel Engineered Protein Therapeutic Active domain (iMod) is naturally occurring splice-variant of HARS that is enriched in the human lung Binds selectively to Neuropilin-2 (NRP2) Regulates a number of immune cell-types, including: T cells, Neutrophils, Macrophages, Dendritic cells HARS Splice Variant: “iMod Domain” Human antibody Fc Domain

Receptor: Importance of NRP-2 as a Binding Partner for ATYR1923

- Pleiotropic receptor that can bind to a number of different ligands
- Well-established role in the development of the neural and lymphatic systems
- Emerging role in the immune system; present on a number of immune cell types
- Expressed on alveolar macrophages; may play role in regulating lung inflammation (1)


Immune cells where NRP-2 is expressed (2)
Myeloid
Lymphoid
Neutrophil
Eosinophil
Basophil
B Cell
T Cell
NK Cell
Macrophage
NRP2 +
polySia +
Dendritic Cell
CD4 T cell
CD8 T cell

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(1) Immormino et al. *Neuropilin-2 regulates airway inflammatory responses to inhaled lipopolysaccharide.* Am J Physiol Lung Cell Mol Physiol 315: L202-L211. 2018.
(2) Schellenberg et al. *Role of Neuropilin-2 in the immune system.* Mol. Immunol. 90, 239-244, 2017.

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ATYR1923 Intervention in Pulmonary Sarcoidosis ATYR1923 Therapeutic Hypothesis(1): Downregulates inflammatory insult and prevents progression to fibrosis (1) Hypothesized Immunopathogenesis of Sarcoidosis adapted from Iannuzzi et al, NEJM, 2007.

PK Profile Supports Potential Once-Monthly Dosing 5 mg/kg 3 mg/kg 1 mg/kg 0.3 mg/kg 0.1 mg/kg 0.03 mg/kg D15 Safety Review D1 1hr IV infusion D29 Final Visit Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Cohort 6 Phase 1 Healthy Volunteer Study Completed Positive data announced in June 2018 Randomized, double-blind, placebo-controlled, single ascending dose (N=36 HVs) ATYR1923 was generally well-tolerated with no significant adverse events

ATYR1923 Phase 1b/2a Study in Pulmonary Sarcoidosis Objectives Evaluate safety, tolerability, PK, and immunogenicity of multiple ascending doses of ATYR1923 Evaluate signals of drug activity through steroid dose reduction and FDG-PET/CT changes Design Randomized, double-blind, placebo-controlled, multiple ascending dose Population Histologically confirmed pulmonary sarcoidosis Requiring ≥10 mg prednisone (steroid) treatment; capable of steroid taper Symptomatic/active disease at baseline by 18F-FDG-PET/CT, Pulmonary Function Tests Dosing 3 sequential cohorts, 12 patients each 2:1 randomization ATYR1923 doses: 1.0, 3.0, and 5.0 mg/kg Duration 24-week study period Steroid taper phase down to 5 mg by week 8 16-week maintenance phase Sites Up to 15 leading pulmonary sarcoidosis centers in US Collaboration with the Foundation for Sarcoidosis Research

ATYR1923 Phase 1b/2a Study Endpoints Primary Safety and tolerability of multiple ascending IV ATYR1923 doses Secondary Steroid-sparing effect Immunogenicity Pharmacokinetics (PK) Exploratory efficacy measures: FDG-PET/CT imaging; Lung function (FVC); Serum biomarkers; Health-related quality of life scales

ATYR1923 Phase 1b/2a Study Schema 0 4 8 12 16 20 24 24-week Study Period Follow-up Week Each Cohort: Dose Escalation Review after 6 patients have received ≥3 doses of study drug (ATYR1923/placebo) Screening ATYR1923 Placebo 5 mg OCS Steroid taper Primary endpoint 5.0 mg/kg 3.0 mg/kg Cohort 1 Cohort 2 Cohort 3 1.0 mg/kg

ATYR1923 Phase 1b/2a Study in Pulmonary Sarcoidosis Initiated Status Up to 15 leading Pulmonary Sarcoidosis centers in US Site initiation activities ongoing Recruiting activities initiated Timelines Interim data: 4Q 2019 Study completion: mid-2020(1) Possible Future Development Registrational trial in Pulmonary Sarcoidosis Initiate P2 studies in other types of interstitial lung disease (e.g. CTD-ILD; CHP) (1) Dependent on patient enrollment

CSL Behring Collaboration Goal Identify new IND candidates from up to four tRNA synthetases from aTyr’s proprietary pipeline of novel proteins (non-HARS derived) Terms CSL Behring to fund all R&D costs aTyr eligible for up to $17m in option fees if CSL Behring advances all four programs ($4.25m per synthetase program) aTyr grants CSL Behring an option to negotiate licenses for worldwide rights to each IND candidate that emerges from the collaboration About CSL CSL Behring is a global biotherapeutics leader specializing in immunology, hematology and other rare and serious medical conditions CSL Behring employs >22,000 people globally, and delivers its therapies to more than 60 countries

Mission: Generate Value for Patients and Shareholders aTyr owns IP estate directed to a potential pipeline of proteins derived from 20 tRNA synthetase genes ATYR1923 in-vitro and in-vivo studies support clinical development in ILD Identification of NRP-2 receptor for ATYR1923 elucidates greater understanding of MOA Positive Phase 1 data for ATYR1923 Initiated Phase 1b/2a study of ATYR1923 in patients with pulmonary sarcoidosis Goal is to demonstrate safety and preliminary clinical activity in ATYR1923 pulmonary sarcoidosis trial Potential to expand ATYR1923 into other ILD indications Potential new pipeline opportunities through academic (UNMC) and industry (CSL Behring) collaborations

Thank You